EXHIBIT 99.1

Encore Bancshares Reports Fourth Quarter 2007 Net Earnings of $1.7 Million or $0.16 Per Share

HOUSTON, Jan. 25, 2008 (PRIME NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the fourth quarter of 2007.

Highlights of the fourth quarter 2007 compared with fourth quarter of 2006:

 * Net earnings grew 46%
 * Loans increased 21%
 * Net interest margin improved 46 basis points
 * Wealth management earnings increased 60%

"We performed in line with our long term expectation for growth and profitability, despite a challenging environment," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer. "In addition, our strong capital position, as a result of our recent IPO, leaves us well positioned for the challenges and opportunities ahead."

Earnings

For the three months ended December 31, 2007, net earnings were $1.7 million, or $0.16 per diluted share, compared with $1.2 million, or $0.15 per diluted share, for the same period of 2006. The improvement in net earnings was due primarily to greater net interest income resulting from an improved asset and funding mix and growth in wealth management earnings. The change in net earnings was different than earnings per share primarily because of the additional shares issued in the initial public offering in the third quarter of 2007.

For the year ended December 31, 2007, net earnings were $7.4 million, or $0.79 per diluted share, compared with $7.5 million, or $0.94 per diluted share, for the 2006 year. The decline in net earnings was due primarily to a decrease in mortgage banking income.

Net Interest Income

Net interest income for the fourth quarter of 2007 was $9.4 million, up $2.0 million, or 27.7%, compared with the fourth quarter of 2006. The net interest margin expanded 46 basis points to 2.85% for the same comparison period, reflecting an improved asset mix resulting from the replacement of lower yielding first mortgage loans and securities with higher yielding loans. For the year ended December 31, 2007, net interest income was $34.2 million, an increase of $4.0 million, or 13.3%, compared with the year ended December 31, 2006. The net interest margin increased 28 basis points to 2.74%, due primarily to improvements in the asset mix. On a linked quarter basis (compared with the immediately preceding quarter), net interest income rose $365,000, or 4.0%, although the net interest margin declined one basis point reflecting the lag in deposit repricing, compared with the immediate change in rates on our floating rate commercial loans.

Noninterest Income

Noninterest income was $6.3 million in the fourth quarter of 2007, a decrease of $2.0 million, or 24.0%, compared with the fourth quarter of 2006. Noninterest income for the full year ended December 31, 2007 was $31.0 million, down $4.1 million, or 11.7% compared with 2006. The decrease in noninterest income for both periods was due primarily to a reduction in mortgage banking income, which was partially offset by improvements in fees from our wealth management and insurance operations.

Noninterest Expense

Noninterest expense was $12.4 million in the fourth quarter of 2007, a reduction of $282,000, or 2.2% from the fourth quarter of 2006. Noninterest expense for the fourth quarter of 2007 included termination payments of $235,000, related to the previously announced staff reduction. Noninterest expense was $50.6 million for the year ended December 31, 2007, an increase of $269,000, or 0.5%, compared with the year ended December 31, 2006. This modest increase over the prior year was attributable to expenses related to the opening of two new private client offices as well as professional fees associated with being a public company.

Segment Earnings

On a segment basis, our wealth management group showed net earnings of $1.1 million for the fourth quarter of 2007, an increase of $421,000, or 60.2%, compared with the prior year quarter. The growth in net earnings was due primarily to an 11.0% growth in assets under management and a 4.6% expense reduction. Our banking net earnings were $526,000 for the fourth quarter of 2007, a decrease of $85,000, or 13.9%, compared with the same period of 2006. The decrease in net earnings resulted from a decline in mortgage banking income. The decrease in noninterest income was partially offset by higher net interest income, as the bank improved its balance sheet mix. Our insurance group had net earnings of $238,000, an increase of $227,000, which resulted primarily from growth in commercial lines.

Loans

Period end loans were $1.1 billion at December 31, 2007, an increase of $188.9 million, or 20.8%, compared with December 31, 2006 and up $67.1 million, or 6.5%, on a linked quarter basis. Average loans were $1.1 billion for the fourth quarter of 2007, an increase of $173.5 million, or 19.5%, compared with the prior year quarter.

Deposits

Period end deposits were $1.0 billion, up $10.6 million, or 1.0%, compared with December 31, 2006 and up $9.2 million, or 0.9%, on a linked quarter basis. Average deposits were $1.0 billion for the fourth quarter of 2007, an increase of $64.8 million, or 6.6%, compared with the prior year quarter.

Credit Quality

Net charge-offs for the fourth quarter of 2007 were $726,000, or 0.27% of average total loans on an annualized basis, compared with $2.3 million, or 1.02% of average total loans on an annualized basis for the fourth quarter of 2006. The provision for loan losses was $1.2 million in the fourth quarter of 2007, essentially unchanged from the prior year quarter. The allowance for loan losses was $11.2 million, or 1.02% of total loans at December 31, 2007, compared with $10.7 million, or 1.04% of total loans at September 30, 2007, and $9.1 million, or 1.00% of total loans, at December 31, 2006.

At December 31, 2007, nonperforming assets, including loans past due 90 days or more and still accruing, were $14.2 million, or 1.30% of total loans and investment in real estate, compared with $9.5 million, or 0.92% of total loans and investment in real estate at September 30, 2007. At December 31, 2007, non-accrual loans were $11.2 million compared with $8.7 million at September 30, 2007. The increase in non-accrual loans was primarily attributable to purchased residential mortgages and three commercial loans. Included in non-accrual loans was a loan in the amount of $6.3 million to a law firm. Repayment of this loan is primarily dependant on a lawsuit which has been settled and the proceeds are in escrow, but distribution of the attorneys fee to our client is pending final court action. Loans 90 days past due and still accruing were $2.2 million at December 31, 2007 compared with $20,000 at September 30, 2007. The increase was due primarily to one loan in the amount of $1.5 million, which is now current. Investment in real estate was essentially unchanged.

Conference Call

A conference call will be held on Friday, January 25, 2008 at 10:30 a.m., Central time to discuss fourth quarter 2007 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-888-224-1121, or access the live webcast by visiting www.encorebank.com/investorrelations.shtml or www.bestcalls.com

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a bank holding company headquartered in Houston, Texas, with $1.4 billion in consolidated assets. We focus on building relationships with professional firms, privately-owned businesses, investors and affluent individuals. We offer a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through Encore Bank, N.A. and its subsidiaries Linscomb & Williams and Town & Country Insurance. Encore Bank operates eleven private client offices in Houston and six in southwest Florida. Encore Bancshares' common stock is listed on the NASDAQ Global Market under the symbol "EBTX."

The Encore Bancshares, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described in our public filings with the Securities and Exchange Commission.

                  Encore Bancshares, Inc. and Subsidiaries

                             FINANCIAL HIGHLIGHTS

       (Unaudited, dollars in thousands, except per share data)

                             As of and for          As of and for
                           the Three Months           the Years
                          Ended December 31,       Ended December 31,
                        ----------------------  ----------------------
                           2007        2006        2007        2006
                        ----------  ----------  ----------  ----------
 Earnings Statement Data:

 Interest income        $   21,240  $   19,590  $   81,427  $   75,810
 Interest expense           11,809      12,202      47,252      45,637
                        ----------  ----------  ----------  ----------
   Net interest income       9,431       7,388      34,175      30,173
 Provision for loan
  losses                     1,176       1,204       4,029       3,491
                        ----------  ----------  ----------  ----------
   Net interest income
    after provision for
    loan losses              8,255       6,184      30,146      26,682
 Noninterest income          6,269       8,244      30,966      35,083
 Noninterest expense        12,367      12,649      50,607      50,338
                        ----------  ----------  ----------  ----------
   Net earnings before
    income taxes             2,157       1,779      10,505      11,427
 Income tax expense            454         615       3,121       3,949
                        ----------  ----------  ----------  ----------
 Net earnings           $    1,703  $    1,164  $    7,384  $    7,478
                        ==========  ==========  ==========  ==========

 Common Share Data:

 Basic earnings
  per share             $     0.17  $     0.16  $     0.86  $     1.00
 Diluted earnings
  per share                   0.16        0.15        0.79        0.94
 Book value per share        15.56       13.57       15.56       13.57
 Tangible book value
  per share                  12.13        9.01       12.13        9.01
 Weighted average
  shares outstanding
  (basic)                9,808,483   7,501,526   8,575,595   7,501,131
 Weighted average
  shares outstanding
  (diluted)             10,660,621   7,981,883   9,296,224   7,925,685
 Shares outstanding
  at end of period      10,123,840   7,786,315  10,123,840   7,786,315

 Selected Performance
  Ratios:

 Return on average
  assets                      0.48%       0.35%       0.55%       0.57%
 Return on average
  equity                      4.33%       4.43%       5.71%       7.42%
 Return on average
  tangible equity             5.57%       6.67%       7.84%      11.40%
 Net interest margin          2.85%       2.39%       2.74%       2.46%
 Efficiency ratio            77.44%      79.41%      76.19%      75.68%
 Noninterest income
  to total revenue           39.93%      52.74%      47.54%      53.76%

                    Encore Bancshares, Inc. and Subsidiaries

                           CONSOLIDATED BALANCE SHEETS

           (Unaudited, dollars in thousands, except per share data)

                  Dec 31,   Sept 30,   June 30,  March 31,   Dec 31,
                   2007       2007       2007      2007       2006
                ---------- ---------- ---------- ---------- ----------

   ASSETS

 Cash and
  due from
  banks         $   18,817 $   19,044 $   23,972 $   23,912 $   27,428
 Interest-
  bearing
  deposits
  in banks          18,581      1,804      2,903      7,122      2,904
 Federal
  funds sold
  and other         41,017    100,630      9,862        888      8,764
                ---------- ---------- ---------- ---------- ----------
  Cash and
   cash
   equivalents      78,415    121,478     36,737     31,922     39,096
 Securities
  available-
  for-sale,
  at
  estimated
  fair value        12,207     12,205     15,298     51,439     83,701
 Securities
  held-to-
  maturity,
  at
  amortized
  cost             134,056    140,507    148,983    156,472    172,555
 Mortgages
  held-for-
  sale               1,396      2,244     54,004     45,954     57,769
 Loans
  receivable     1,097,268  1,030,133    952,838    932,793    908,368
 Allowance
  for loan
  losses           (11,161)   (10,711)   (10,168)    (9,790)    (9,056)
                ---------- ---------- ---------- ---------- ----------
  Net loans
   receivable    1,086,107  1,019,422    942,670    923,003    899,312
 Federal
  Home Loan
  Bank of
  Dallas
  stock, at
  cost               5,880      5,805      6,424      6,611      7,719
 Investments
  in real
  estate               835        731      1,785      1,785        235
 Premises
  and
  equipment,
  net               16,831     15,814     15,790     13,051     12,639
 Goodwill           27,942     27,922     27,905     27,894     27,869
 Other
  intangible
  assets,
  net                6,780      6,991      7,200      7,408      7,618
 Cash
  surrender
  value of
  life
  insurance
  policies          14,091     13,951     13,818     13,684     13,551
 Accrued
  interest
  receivable
  and other
  assets            16,657     16,062     16,587     15,764     14,779
                ---------- ---------- ---------- ---------- ----------
                $1,401,197 $1,383,132 $1,287,201 $1,294,987 $1,336,843
                ========== ========== ========== ========== ==========

 LIABILITIES AND
  SHAREHOLDERS'
  EQUITY
 Deposits:

 Noninterest-
  bearing       $  106,382 $  115,742 $  106,064 $  112,585 $  131,476
 Interest-
  bearing          934,992    916,442    914,208    884,713    899,335
                ---------- ---------- ---------- ---------- ----------
 Total deposits  1,041,374  1,032,184  1,020,272    997,298  1,030,811
 Borrowings and
  repurchase
  agreements       173,395    166,359    125,753    157,505    171,732
 Junior
  subordinated
  debentures        20,619     20,619     20,619     20,619     20,619
 Accrued
  interest
  payable and
  other
  liabilities        8,330      8,538      9,447     10,621      8,004
                ---------- ---------- ---------- ---------- ----------
  Total
   liabilities   1,243,718  1,227,700  1,176,091  1,186,043  1,231,166

 Commitments
  and
  contingencies         --         --         --         --         --
 Puttable
  common stock          --         --         --         --        774
 Puttable
  common stock
  in excess of
  par                   --         --         --         --      9,492
                ---------- ---------- ---------- ---------- ----------
  Total
   puttable
   common stock         --         --         --         --     10,266
 Shareholders'
  equity:
  Preferred
   stock                --         --         --         --         --
  Common stock      10,128     10,124      7,925      7,901      7,016
  Additional
   paid-in
   capital         108,173    107,954     68,188     67,670     57,585
  Retained
   earnings         39,763     38,060     35,812     34,154     32,529
  Common stock
   in treasury,
   at cost             (69)       (69)       (69)       (69)       (69)
  Accumulated
   other
   comprehensive
   loss               (516)      (637)      (746)      (712)    (1,650)
                ---------- ---------- ---------- ---------- ----------
  Total
   shareholders'
   equity          157,479    155,432    111,110    108,944     95,411
                ---------- ---------- ---------- ---------- ----------
                $1,401,197 $1,383,132 $1,287,201 $1,294,987 $1,336,843
                ========== ========== ========== ========== ==========

 Ratios:

 Leverage ratio      10.47%     10.71%      7.66%      7.40%      6.35%
 Tier 1 risk-
  based capital
  ratio              13.59%     14.20%     10.31%     10.28%      9.20%
 Total risk-
  based capital
  ratio              14.65%     15.28%     11.40%     11.35%     11.37%
 Book value per
  share         $    15.56 $    15.36 $    14.03 $    13.80 $    13.57
 Tangible book
  value per
  share              12.13      11.91       9.60       9.33       9.01
 Tangible
  common equity
  to tangible
  assets              8.98%      8.94%      6.07%      5.85%      5.39%

               Encore Bancshares, Inc. and Subsidiaries

                  CONSOLIDATED STATEMENTS OF EARNINGS

       (Unaudited, dollars in thousands, except per share data)

                                   Three Months Ended
                ------------------------------------------------------
                  Dec 31,   Sept 30,    June 30,   March 31,  Dec 31,
                   2007       2007       2007        2007      2006
                ---------- ---------- ---------- ---------- ----------
 Interest income:
  Loans,
   including
   fees         $   18,536 $   17,309 $   16,346 $   15,808 $   15,283
  Mortgages
   held-for-sale        64      1,346      1,202      1,121      1,442
  Securities         1,442      1,463      1,745      2,273      2,583
  Federal funds
   sold and other    1,198        914        382        278        282
                ---------- ---------- ---------- ---------- ----------

   Total
    interest
    income          21,240     21,032     19,675     19,480     19,590
 Interest
  expense:
  Deposits           9,731      9,947      9,525      9,456      9,441
  Borrowings and
   repurchase
   agreements        1,710      1,651      1,779      1,889      2,318
  Junior
   subordinated
   debentures          368        368        373        455        443
                ---------- ---------- ---------- ---------- ----------
   Total
    interest
    expense         11,809     11,966     11,677     11,800     12,202
                ---------- ---------- ---------- ---------- ----------

   Net interest
    income           9,431      9,066      7,998      7,680      7,388

 Provision for
  loan losses        1,176      1,008        945        900      1,204
                ---------- ---------- ---------- ---------- ----------
   Net interest
    income after
    provision
    for loan
    losses           8,255      8,058      7,053      6,780      6,184
 Noninterest
  income:
  Trust and
   investment
   management
   fees              4,533      4,501      4,268      4,244      4,159
  Mortgage
   banking              95      1,167      2,052      2,192      2,643
  Insurance
   commissions
   and fees          1,217      1,450      1,562      1,713      1,114
  Real estate
   operations,
   including
   net gain
   on sales             63        178        107         18        (21)
  Net loss on
   sale of
   available-
   for-sale
   securities           --         --        (32)      (149)        --
  Other                361        225        764        437        349
                ---------- ---------- ---------- ---------- ----------
   Total
    noninterest
    income           6,269      7,521      8,721      8,455      8,244
 Noninterest
  expense:
  Compensation       7,081      7,318      7,855      7,863      7,272
  Occupancy          1,428      1,438      1,499      1,399      1,634
  Equipment            553        506        497        520        516
  Advertising
   and promotion       223        328        271        196        374
  Outside data
   processing          883        884        904        808        834
  Professional
   fees                797        401        458        390        405
  Intangible
   amortization        209        209        211        209        236
  Loss on early
   debt
   extinguishment       --         --        391         --         --
  Other              1,193      1,405      1,203      1,077      1,378
                ---------- ---------- ---------- ---------- ----------
   Total
    noninterest
    expense         12,367     12,489     13,289     12,462     12,649
                ---------- ---------- ---------- ---------- ----------
   Net earnings
    before
    income
    taxes            2,157      3,090      2,485      2,773      1,779

 Income tax
  expense              454        842        827        998        615
                ---------- ---------- ---------- ---------- ----------
   NET EARNINGS $    1,703 $    2,248 $    1,658 $    1,775 $    1,164
                ========== ========== ========== ========== ==========

 Earnings Per
  Common Share:
   Basic        $     0.17 $     0.24 $     0.22 $     0.23 $     0.16
   Diluted            0.16       0.22       0.20       0.22       0.15
 Average common
  shares
  outstanding    9,808,483  9,347,162  7,558,597  7,554,893  7,501,526
 Diluted average
  common shares
  outstanding   10,660,621 10,156,090  8,199,564  8,131,379  7,981,883

                                                     Years Ended
                                                     December 31,
                                                ----------------------
                                                   2007         2006
                                                ---------    ---------
 Interest income:
   Loans, including fees                        $  67,999    $  56,753
   Mortgages held-for-sale                          3,733        6,546
   Securities                                       6,923       11,239
   Federal funds sold and other                     2,772        1,272
                                                ---------    ---------
    Total interest income                          81,427       75,810
 Interest expense:
   Deposits                                        38,659       30,520
   Borrowings and repurchase agreements             7,029       13,378
   Junior subordinated debentures                   1,564        1,739
                                                ---------    ---------
    Total interest expense                         47,252       45,637
                                                ---------    ---------
    Net interest income                            34,175       30,173

 Provision for loan losses                          4,029        3,491
                                                ---------    ---------
    Net interest income after provision
     for loan losses                               30,146       26,682
 Noninterest income:
   Trust and investment management fees            17,546       17,315
   Mortgage banking                                 5,506       10,661
   Insurance commissions and fees                   5,942        5,456
   Real estate operations, including net
    gain on sales                                     366          334
   Net loss on sale of available-for-sale
    securities                                       (181)          --
   Other                                            1,787        1,317
                                                ---------    ---------
    Total noninterest income                       30,966       35,083
 Noninterest expense:
   Compensation                                    30,117       31,047
   Occupancy                                        5,764        5,465
   Equipment                                        2,076        2,050
   Advertising and promotion                        1,018        1,092
   Outside data processing                          3,479        3,253
   Professional fees                                2,046        1,809
   Intangible amortization                            838          955
   Loss on early debt extinguishment                  391           --
   Other                                            4,878        4,667
                                                ---------    ---------
    Total noninterest expense                      50,607       50,338
                                                ---------    ---------
    Net earnings before income taxes               10,505       11,427

 Income tax expense                                 3,121        3,949
                                                ---------    ---------
    NET EARNINGS                                $   7,384    $   7,478
                                                =========    =========

 Earnings Per Common Share:
   Basic                                        $    0.86    $    1.00
   Diluted                                           0.79         0.94
 Average common shares outstanding              8,575,595    7,501,131
 Diluted average common shares outstanding      9,296,224    7,925,685

                    Encore Bancshares, Inc. and Subsidiaries

                       AVERAGE CONSOLIDATED BALANCE SHEETS

                        (Unaudited, dollars in thousands)

                                Three Months Ended
                ------------------------------------------------------
                  Dec 31,   Sept 30,   June 30,  March 31,   Dec 31,
                   2007       2007       2007      2007       2006
                ---------- ---------- ---------- ---------- ----------

 Assets:
 Interest-
  earning
  assets:
  Loans         $1,060,927 $  973,641 $  938,356 $  916,523 $  887,439
  Mortgages
   held-for-
   sale              2,693     60,959     53,926     52,273     59,042
  Securities       148,912    156,159    183,008    232,154    262,873
  Federal funds
   sold and
   other            98,789     68,347     27,755     19,412     18,448
                ---------- ---------- ---------- ---------- ----------
 Total interest-
  earning assets 1,311,321  1,259,106  1,203,045  1,220,362  1,227,802
 Less: Allowance
  for loan
  losses           (10,754)   (10,391)    (9,843)    (9,268)   (10,110)
 Noninterest-
  earning assets   101,783    102,667    103,512    102,234    104,350
                ---------- ---------- ---------- ---------- ----------
  Total assets  $1,402,350 $1,351,382 $1,296,714 $1,313,328 $1,322,042
                ========== ========== ========== ========== ==========

 Liabilities,
  shareholders'
  equity and
  puttable
  common stock:
 Interest-
  bearing
  liabilities:
  Interest
   checking     $  169,823 $  169,860 $  167,956 $  183,335 $  175,640
  Money market
   and savings     359,217    358,732    340,950    334,971    331,517
  Time deposits    399,224    375,896    373,669    374,389    369,385
                ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    deposits       928,264    904,488    882,575    892,695    876,542
  Borrowings and
   repurchase
   agreements      170,141    158,203    161,698    172,660    205,667
  Junior
   subordinated
   debentures       20,619     20,619     20,930     20,619     20,619
                ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    liabilities  1,119,024  1,083,310  1,065,203  1,085,974  1,102,828
                ---------- ---------- ---------- ---------- ----------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits        113,849    108,168    109,753    105,950    100,773
  Other
   liabilities      13,428     16,128     12,127     13,685     14,091
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  1,246,301  1,207,606  1,187,083  1,205,609  1,217,692
 Shareholders'
  equity and
  puttable
  common stock     156,049    143,776    109,631    107,719    104,350
                ---------- ---------- ---------- ---------- ----------
 Total
  liabilities,
  shareholders'
  equity and
  puttable
  common stock  $1,402,350 $1,351,382 $1,296,714 $1,313,328 $1,322,042
                ========== ========== ========== ========== ==========

                        Encore Bancshares, Inc. and Subsidiaries

                                 SELECTED FINANCIAL DATA

                            (Unaudited, dollars in thousands)

 Loan             Dec 31,   Sept 30,   June 30,   March 31,   Dec 31,
  Portfolio:       2007       2007       2007       2007       2006
                ---------- ---------- ---------- ---------- ----------
 Commercial:
 Commercial     $  127,583 $  111,072 $  113,370 $  115,896 $  113,526
 Commercial
  real estate      277,047    249,576    225,985    210,992    190,550
 Real estate
  construction     100,975    132,557    130,168    134,781    121,848
                ---------- ---------- ---------- ---------- ----------
  Total
   commercial      505,605    493,205    469,523    461,669    425,924
 Consumer:
 Residential
  real estate      466,929    411,260    355,279    334,156    336,077
 Home equity
  lines             79,023     76,096     76,452     78,430     78,158
 Consumer
  installment
  - indirect        25,262     29,210     33,622     39,204     44,360
 Consumer
  other             20,449     20,362     17,962     19,334     23,849
                ---------- ---------- ---------- ---------- ----------
  Total
   consumer        591,663    536,928    483,315    471,124    482,444
                ---------- ---------- ---------- ---------- ----------

   Total loans
    receivable  $1,097,268 $1,030,133 $  952,838 $  932,793 $  908,368
                ========== ========== ========== ========== ==========

 Nonperforming
  Assets:
 Nonaccrual
  loans         $   11,208 $    8,734 $    9,111 $    8,446 $    9,411
 Accruing
  loans past
  due 90 days
  or more            2,183         20      2,178        100         96
 Restructured
  loans                 --         --         --         --         --
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   loans            13,391      8,754     11,289      8,546      9,507
                ---------- ---------- ---------- ---------- ----------
 Investment in
  real estate          835        731      1,785      1,785        235
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   assets       $   14,226 $    9,485 $   13,074 $   10,331 $    9,742
                ========== ========== ========== ========== ==========

 Asset Quality
  Ratios:
 Nonperforming
  assets to
  total loans
  and
  investment in
  real estate         1.30%      0.92%      1.37%      1.11%      1.07%
 Net charge-
  offs to
  average loans       0.27%      0.19%      0.24%      0.07%      1.02%
 Allowance for
  loan losses
  to period-end
  loans               1.02%      1.04%      1.07%      1.05%      1.00%
 Allowance for
  loan losses
  to
  nonperforming
  loans              83.35%    122.36%     90.07%    114.56%     95.26%

 Deposits:
 Noninterest-
  bearing
  deposits      $  106,382 $  115,742 $  106,064 $  112,585 $  131,476
 Interest
  checking         179,486    169,646    172,079    174,602    191,683
 Money market
  and savings      345,066    362,289    368,682    329,414    332,605
 Time deposits
  less than
  $100,000         193,900    175,071    166,482    174,281    178,216
                ---------- ---------- ---------- ---------- ----------
   Core
    deposits       824,834    822,748    813,307    790,882    833,980
                ---------- ---------- ---------- ---------- ----------
 Time deposits
  $100,000 and
  greater          201,932    194,619    188,075    195,894    187,864
 Brokered
  deposits          14,608     14,817     18,890     10,522      8,967
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits    $1,041,374 $1,032,184 $1,020,272 $  997,298 $1,030,811
                ========== ========== ========== ========== ==========

 Assets Under
  Management    $2,784,617 $2,792,894 $2,683,841 $2,609,893 $2,509,185
                ========== ========== ========== ========== ==========

                        Encore Bancshares, Inc. and Subsidiaries

                               ALLOWANCE FOR LOAN LOSSES

                           (Unaudited, dollars in thousands)

                                     Three Months Ended
                     ------------------------------------------------
                      Dec 31,  Sept 30,  June 30,  March 31,  Dec 31,
                       2007      2007      2007      2007      2006
                     --------  --------  --------  --------  --------
 Allowance for
  loan losses at
  beginning of
  quarter            $ 10,711  $ 10,168  $  9,790  $  9,056  $ 10,123

 Charge-offs:
 Commercial:
  Commercial              (20)      (42)       --        --    (1,488)
  Commercial real
   estate                  --        --        --        --        --
  Real estate
   construction           (79)       --        --        --        --
                     --------  --------  --------  --------  --------
   Total commercial       (99)      (42)       --        --    (1,488)
                     --------  --------  --------  --------  --------
 Consumer:
  Residential real
   estate                (110)     (340)     (416)      (84)      (66)
  Home equity lines      (299)      (25)       --       (10)      (61)
  Consumer
   installment -
   indirect              (360)     (307)     (215)      (80)     (439)
  Consumer other          (45)      (13)      (24)     (144)     (340)
                     --------  --------  --------  --------  --------
   Total consumer        (814)     (685)     (655)     (318)     (906)
                     --------  --------  --------  --------  --------

   Total charge-offs     (913)     (727)     (655)     (318)   (2,394)
                     --------  --------  --------  --------  --------
 Recoveries:
 Commercial:
  Commercial               40         6        --        --        --
  Commercial real
   estate                  --        --        --        --        --
  Real estate
   construction            --        --        --        --        --
                     --------  --------  --------  --------  --------
   Total commercial        40         6        --        --        --
                     --------  --------  --------  --------  --------
 Consumer:
  Residential real
   estate                  22       157         7        26         3
  Home equity lines        --        --        --        43        --
  Consumer
   installment -
   indirect               109        76        45        64       100
  Consumer other           16        23        36        19        20
                     --------  --------  --------  --------  --------
   Total consumer         147       256        88       152       123
                     --------  --------  --------  --------  --------

   Total recoveries       187       262        88       152       123
                     --------  --------  --------  --------  --------

   Net charge-offs       (726)     (465)     (567)     (166)   (2,271)
                     --------  --------  --------  --------  --------

 Provision for loan
  losses                1,176     1,008       945       900     1,204
                     --------  --------  --------  --------  --------
 Allowance for loan
  losses at end of
  quarter            $ 11,161  $ 10,711  $ 10,168  $  9,790  $  9,056
                     ========  ========  ========  ========  ========

                       Encore Bancshares, Inc. and Subsidiaries

                                 SEGMENT OPERATIONS

                          (Unaudited, dollars in thousands)

                          As of and for the Three Months Ended
                ------------------------------------------------------
                  Dec 31,   Sept 30,   June 30,   March 31,   Dec 31,
                   2007       2007       2007       2007       2006
                ---------- ---------- ---------- ---------- ----------
 Banking
 -------
  Net interest
   income       $    9,674 $    9,315 $    8,258 $    8,035 $    7,732
  Provision for
   loan losses       1,176      1,008        945        900      1,204
  Noninterest
   income              509      1,559      2,807      2,481      2,978
  Noninterest
   expense           8,378      8,338      8,853      8,453      8,522
                ---------- ---------- ---------- ---------- ----------
  Earnings
   before
   income taxes        629      1,528      1,267      1,163        984
  Income tax
   expense             103        261        370        396        373
                ---------- ---------- ---------- ---------- ----------
  Net earnings  $      526 $    1,267 $      897 $      767 $      611
                ========== ========== ========== ========== ==========
  Total assets
   at quarter
   end          $1,411,934 $1,392,156 $1,292,112 $1,301,562 $1,342,446
                ========== ========== ========== ========== ==========

 Wealth
  Management
 -----------
  Net interest
   income       $       89 $       82 $       77 $       73 $       73
  Noninterest
   income            4,533      4,501      4,268      4,244      4,160
  Noninterest
   expense           3,042      3,137      2,988      3,027      3,190
                ---------- ---------- ---------- ---------- ----------
  Earnings
   before
   income taxes      1,580      1,446      1,357      1,290      1,043
  Income tax
   expense             460        531        483        467        344
                ---------- ---------- ---------- ---------- ----------
  Net earnings  $    1,120 $      915 $      874 $      823 $      699
                ========== ========== ========== ========== ==========
  Total assets
   at quarter
   end          $   46,270 $   45,425 $   44,395 $   43,935 $   42,684
                ========== ========== ========== ========== ==========

 Insurance
 ---------
  Net interest
   income       $       36 $       37 $       36 $       27 $       26
  Noninterest
   income            1,222      1,460      1,637      1,716      1,117
  Noninterest
   expense             947      1,014      1,057        982        937
                ---------- ---------- ---------- ---------- ----------
  Earnings
   before
   income taxes        311        483        616        761        206
  Income tax
   expense              73        167        232        272        195
                ---------- ---------- ---------- ---------- ----------
  Net earnings  $      238 $      316 $      384 $      489 $       11
                ========== ========== ========== ========== ==========
  Total assets
   at quarter
   end          $    9,242 $    9,219 $    9,101 $    9,278 $    8,231
                ========== ========== ========== ========== ==========

 Other
 -----
  Net interest
   expense      $     (368)$     (368)$     (373)$     (455)$     (443)
  Noninterest
   income                5          1          9         14        (11)
  Noninterest
   expense              --         --        391         --         --
                ---------- ---------- ---------- ---------- ----------
  Loss before
   income taxes       (363)      (367)      (755)      (441)      (454)
  Income tax
   benefit            (182)      (117)      (258)      (137)      (297)
                ---------- ---------- ---------- ---------- ----------
  Net loss      $     (181)$     (250)$     (497)$     (304)$     (157)
                ========== ========== ========== ========== ==========
  Total assets
   at quarter
   end          $  (66,249)$  (63,668)$  (58,407)$  (59,788)$  (56,518)
                ========== ========== ========== ========== ==========

 Consolidated
 ------------
  Net interest
   income       $    9,431 $    9,066 $    7,998 $    7,680 $    7,388
  Provision for
   loan losses       1,176      1,008        945        900      1,204
  Noninterest
   income            6,269      7,521      8,721      8,455      8,244
  Noninterest
   expense          12,367     12,489     13,289     12,462     12,649
                ---------- ---------- ---------- ---------- ----------
  Earnings
   before
   income taxes      2,157      3,090      2,485      2,773      1,779
  Income tax
   expense             454        842        827        998        615
                ---------- ---------- ---------- ---------- ----------
  Net earnings  $    1,703 $    2,248 $    1,658 $    1,775 $    1,164
                ========== ========== ========== ========== ==========
  Total assets
   at quarter
   end          $1,401,197 $1,383,132 $1,287,201 $1,294,987 $1,336,843
                ========== ========== ========== ========== ==========

                      Encore Bancshares, Inc. and Subsidiaries

                                  YIELD ANALYSIS

                          (Unaudited, dollars in thousands)

                         For the Three Months Ended December 31,
               ------------------------------------------------------
                          2007                        2006
               --------------------------  --------------------------
                 Average   Interest Average  Average   Interest Average
               Outstanding  Earned/ Yield/ Outstanding  Earned/ Yield/
                 Balance     Paid    Rate    Balance     Paid    Rate
               ---------- ---------- ----  ---------- ---------- ----
 Assets:
 Interest-
  earning
  assets:
  Loans        $1,060,927 $   18,536 6.93% $  887,439 $   15,283 6.83%
  Mortgages
   held-for-
   sale             2,693         64 9.43%     59,042      1,442 9.69%
  Securities      148,912      1,442 3.84%    262,873      2,583 3.90%
  Federal funds
   sold and
   other           98,789      1,198 4.81%     18,448        282 6.06%
               ---------- ----------       ---------- ----------
 Total interest-
  earning
  assets        1,311,321     21,240 6.43%  1,227,802     19,590 6.33%
 Less:
  Allowance for
  loan losses     (10,754)                    (10,110)
 Noninterest-
  earning
  assets          101,783                     104,350
               ----------                  ----------
  Total assets $1,402,350                  $1,322,042
               ==========                  ==========

 Liabilities,
  shareholders'
  equity and
  puttable
  common
  stock:
 Interest-
  bearing
  liabilities:
  Interest
   checking    $  169,823 $    1,216 2.84% $  175,640 $    1,251 2.83%
  Money market
   and savings    359,217      3,553 3.92%    331,517      3,719 4.45%
  Time deposits   399,224      4,962 4.93%    369,385      4,471 4.80%
               ---------- ----------       ---------- ----------
   Total
    interest-
    bearing
    deposits      928,264      9,731 4.16%    876,542      9,441 4.27%
  Borrowings
   and
   repurchase
   agreements     170,141      1,710 3.99%    205,667      2,318 4.47%
  Junior
   subordinated
   debentures      20,619        368 7.08%     20,619        443 8.52%
               ---------- ----------       ---------- ----------
   Total
    interest-
    bearing
    liabilities 1,119,024     11,809 4.19%  1,102,828     12,202 4.39%
               ---------- ----------       ---------- ----------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits       113,849                     100,773
  Other
   liabilities     13,428                      14,091
               ----------                  ----------
   Total
    liabilities 1,246,301                   1,217,692
 Shareholders'
  equity and
  puttable
  common
  stock           156,049                     104,350
               ----------                  ----------
 Total
  liabilities,
  shareholders'
  equity and
  puttable
  common
  stock        $1,402,350                  $1,322,042
               ==========                  ==========

 Net interest
  income                  $    9,431                  $    7,388
                          ==========                  ==========

 Net interest
  spread                             2.24%                       1.94%
 Net interest
  margin                             2.85%                       2.39%

               Encore Bancshares, Inc. and Subsidiaries

                            YIELD ANALYSIS

                   (Unaudited, dollars in thousands)

                           For the Years Ended December 31,
              ---------------------------------------------------------
                             2007                        2006
              -----------------------------  --------------------------
                Average   Interest Average   Average  Interest Average
              Outstanding  Earned/  Yield/ Outstanding Earned/  Yield/
                Balance     Paid     Rate    Balance    Paid     Rate
              -----------  -------  -------  -------- -------  --------
 Assets:
 Interest-
  earning
  assets:
   Loans        $  972,760  $67,999   6.99% $  840,330  $56,753   6.75%
   Mortgages
    held-for-
    sale            42,379    3,733   8.81%     72,977    6,546   8.97%
   Securities      179,767    6,923   3.85%    288,082   11,239   3.90%
   Federal
    funds sold
    and other       53,880    2,772   5.14%     24,127    1,272   5.27%
                ----------  -------         ----------  -------
 Total interest-
  earning
  assets         1,248,786   81,427   6.52%  1,225,516   75,810   6.19%
 Less:
  Allowance for
  loan losses      (10,069)                     (9,442)
 Noninterest-
  earning
  assets           102,388                     100,498
                ----------                  ----------
   Total assets $1,341,105                  $1,316,572
                ==========                  ==========

 Liabilities,
  shareholders'
  equity and
  puttable
  common stock:
 Interest-
  bearing
  liabilities:
   Interest
    checking    $  172,701  $ 5,131   2.97% $  168,881  $ 4,220   2.50%
   Money market
    and savings    348,567   14,756   4.23%    264,219   10,457   3.96%
   Time deposits   380,847   18,772   4.93%    361,693   15,843   4.38%
                ----------  -------         ----------  -------
     Total
      interest-
      bearing
      deposits     902,115   38,659   4.29%    794,793   30,520   3.84%
   Borrowings
    and
    repurchase
    agreements     165,647    7,029   4.24%    298,907   13,378   4.48%
   Junior
    subordinated
    debentures      20,712    1,564   7.55%     20,619    1,739   8.43%
                ----------  -------         ----------  -------
     Total
      interest-
      bearing
      liabil-
      ities      1,088,474   47,252   4.34%  1,114,319   45,637   4.10%
                ----------  -------         ----------  -------
 Noninterest-
  bearing
  liabilities:
   Noninterest-
    bearing
    deposits       109,448                      87,788
   Other
    liabilities     13,867                      13,638
                ----------                  ----------
     Total
      liabil-
      ities      1,211,789                   1,215,745
 Shareholders'
  equity and
  puttable
  common stock     129,316                     100,827
                ----------                  ----------
 Total
  liabilities,
  shareholders'
  equity and
  puttable
  common stock  $1,341,105                  $1,316,572
                ==========                  ==========

 Net interest
  income                    $34,175                     $30,173
                            =======                     =======

 Net interest
  spread                              2.18%                       2.09%
 Net interest
  margin                              2.74%                       2.46%

CONTACT:  Encore Bancshares, Inc.
          L. Anderson Creel, Chief Financial Officer
            713.787.3138
          James S. D'Agostino, Jr., Chairman and CEO
            713.787.3103